OTCQB: KTEL September 2023 Rev.09/19/2023

Safe Harbor Statement This presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amende d, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward - looking statements are not a guarantee of future perform ance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be a chi eved. Forward - looking statements are based on information available at the time the statements are made and involve known and unknown risks , uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially dif ferent from the information expressed or implied by the forward - looking statements in this presentation. This presentation should be considered in light of the disclosures contained in the filings of KonaTel and its “forward - looking statements” in such filings that are contained in the E DGAR Archives of the SEC at www.sec.gov . 2

Highlights

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KonaTel provides various communications services including mobile voice/data (4G/5G), cloud communications, messaging, and government subsidized mobile services through its subsidiaries Apeiron Systems and Infiniti Mobile.

apeiron

Infiniti Mobile

Apeiron Systems (CCsP and Mobile)

- A CCsP (Cloud Communications Service Provider with a national CPaaS (Communications Platform as a Service) network
- Core software infrastructure and national network developed and owned by Apeiron
- Owning our software source code allows for rapid scaling, fine tuning, and new development of unique services
- Diverse service portfolio including IP voice, termination & origination, SMS/MMS, LTE mobile data, and other services

Infiniti Mobile (licensed FCC Lifeline and ACP carrier)

- One of only a handful of active national FCC approved Lifeline wireless reseller license holders
- Lifeline - Currently authorized in 11 states, expanding into additional states
- ACP (Affordable Connectivity Program) - FCC authorized in 50 states plus DC & PR
- Defensive sector, resistant to economic downturn
- Infiniti Mobile leverages Apeiron's cloud network

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Service Matrix (Current and Planned*)



• Multiple National Networks
• Wholesale & White Label
• Web & API Management
• Custom & Bundled Plans
• B2B and Consumer
• MVNO / MVNE
Mobile Voice
Lifeline ACP
• Lifeline
• National ACP Program
• Enhanced Lifeline+®
• Add-On Services
• State & Federal License
• Multi-channel distribution
• Healthcare Vertical
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• VoIP/SIP Service
• SD-WAN & WebRTC
• Information APIs
• Voice/SMS/MMS APIs
• Web & API Management
• Private LTE (CBRS) Support
• Unified Communications
• Contact Center as a Service*
Hosted Services PaaS, CPaaS CCaaS, UCaaS
Mobile Data (IOT)
• Web & API Management
• Multiple National Networks
• Custom & Bundled Plans
• Cross Carrier Pooling

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Lifeline+® is a registered trademark of IM Telecom d/b/a Infiniti Mobile

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• Lifeline provides subsidized phone service to qualified low - income households • ACP ( Affordable Connectivity Program) provides subsidized high - speed mobile data service for qualified low - income households • Established in 1985, Lifeline funded by USF fees collected from U.S. phone bills • ACP funded $14B under 2021 Infrastructure Investment & Jobs Act. Additional funding under bipartisan leadership being explored • No new FCC wireless Lifeline Compliance Plan (license) approvals since 2012. Added 2 states (NY, PA) in first half of 2023, positioned to expand into additional states. Recently expanded state service offerings to 100% coverage, adding AT&T network services • Infiniti Mobile is one of less than 20 active national wireless Lifeline resellers holding an FCC approved national compliance plan (license), creating a durable barrier to entry • Predictable free cash flow & non - linear growth curve for the foreseeable future • Revenue resistant to economic downturn (validated during COVID - 19 pandemic) 5 Mobile Services - Government Programs Lifeline & ACP

Lifeline + ACP “stacked” subsidy (delivered as cell phone service) limited to ETCs (Eligible Telecommunication Carrier) with a Lifeline and ACP license • FCC subsidy for traditional states - $39.25 • FCC plus certain state Lifeline subsidies – CA: $27.15, MD: $54.25, KY: $45.25 • FCC subsidy for recipients residing on tribal land (except CA) - $109.25 • Other - CA provides a one - time $39 phone reimbursement (two per recipient per year) ACP only subsidy (wireless tablet service) • FCC subsidy for all states (except tribal lands) - $30 • FCC subsidy for recipients residing on tribal lands - $75 • Other - FCC provides a one - time, up to $100, tablet reimbursement (one per recipient for life) 6 Mobile Services - Monthly Government Subsidies

• Lifeline state licenses in CA, GA, KY, MD, NV, OK, SC, VT, NY, PA and WI, expanding states because of our national FCC license • Upsell additional products/services to existing customer base - reduce churn and increase ARPU (average revenue per user) • Synergistic Leverage of Apeiron Services to lower network costs • Pursuing non - dilutive capital expansion efforts • Capital Light Distribution Efforts - vertical focus on healthcare industry • Lifeline+® user copay service with enhanced data & smart phone capability and additive household services 7 Mobile Services – Expansion Plans/Options Lifeline+® is a registered trademark of Infiniti Mobile

• Apeiron built, carrier - grade E/W geo - redundant network processing millions of transactions/month • FCC licensed ITSP with multiple Autonomous System Numbers (ASNs) enabling direct allocation of U.S. phone numbers, international phone numbers, and IP address resources • Delivering private voice and IP service with guaranteed (contract) levels of service (SLAs) and Over the Top (OTT) support including mobile 4G and 5G endpoints • MVNO/MVNE aggregated wireless service across all 3 major US wireless networks and multi - network SIM capability • Apeiron’s middleware and APIs provide single - point customer connection to a variety of national and international paths (landline, mobile voice/data, messaging, and data dip services) • In - house developed software, network, and management systems (AOSS) integrated into the Apeiron core; critical for real - time monitoring of profitable voice/data/messaging services 8 Hosted Services - Dynamic & Defensible Model

Customer Engagement • Voice Termination/Origination and Phone Numbering Services - VoIP, cellular & legacy voice services providing dial tone and U.S. phone numbers, including phone numbers from over 70 countries • SMS/MMS (texting) Services - Messaging APIs with robust marketing and broadcast feature sets for long & short codes Network • Public and Private IP network services - Multi - access IP network solutions via fiber, broadband, LTE, and CBRS delivering dedicated internet access and MPLS network services from the Apeiron core, including guaranteed levels of service (SLAs) • MVNO/MVNE wireless transport services – Providing wireless connectivity to US MNOs (Verizon, ATT and T - Mobile) • Software - Defined WAN (SD - WAN) - SD - WAN applications delivered with Apeiron IP services or as a standalone solution • Internet of Things (IoT) - IoT optimized connectivity & enablement solutions across all three U.S. national wireless carriers Platform (Apeiron’s Secure Private Cloud) • Cloud IVR & Queues - Inbound applications for IVR, Queueing, Voicemail & Fax hosted solutions • Voice Platforms as a Service (VPaaS) - Platform support for PBXs, Dialers, Session Border Controllers and Route Servers with full API support • Information Dip Services - LNP, CNAM, DNC (Do Not Call) Verification, Routing & Reputation/SPAM 9 Hosted Services - Summary

Q4 2014 - KonaTel Started Q4 2017 - Went public to establish a platform for accretive telecom acquisitions Q4 2018 - Acquired Apeiron Systems Q1 2019 - FCC approval to acquire Infiniti Mobile (3 - year process including FCC approval) Q4 2019 - Cash Flow Positive Q3 2020 - Cleared over $1M of outstanding debts from cash flow Q4 2020 - Fully integrated first two acquisitions (2 - year process) Q4 2020 - Uplisted from OTC - Pink to OTC - QB Q2 2021 - Launched Apeiron agent program Q2 2021 - Infiniti Mobile approved for FCC’s Emergency Broadband Benefit (EBB) program Q2 2021 - Infiniti Mobile approved by California Public Utilities Commission for California Lifeline distribution Q4 2021 - Year ended 2021 with 38% increase in revenue over prior year and a doubling of net income Q1 2022 - Infiniti Mobile approved for FCC’s Affordable Connectivity Program (ACP). Q2 2022 - Start of nationwide Lifeline and ACP Mobile Service expansion Q1 2023 - Infiniti Mobile approved for Lifeline expansion into New York and Pennsylvania Q2 2023 - Uplifted Infiniti Mobile wireless services area coverage areas adding the AT&T network footprint 10 Milestones

Growth • Communications industry (CCsP & CPaaS) platform built for scalable growth • Lifeline and ACP Expansion across United Sates • Unsaturated Lifeline/ACP market of about 30 million unserved households Margins • Apeiron and Infinity Mobile healthy gross margins Sustainability / Barriers to Entry • Apeiron’s proven Cloud Communications Service Platform a differentiating factor • No new national FCC Lifeline licenses granted since 2012 Acquisitions • Fragmented market (CPaaS, UCaaS, VoIP) a candidate for strategic M&A • Clean capital structure for potential expansion through acquisitions with common stock 11 Summary (Apeiron Systems and Infiniti Mobile)

Thank you KonaTel 500 N. Central Expressway Suite 202 Plano, TX 75074